EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Amended Annual Report of Drucker, Inc. (the "Company") on Form 10-KSB for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald Xiuru Xie, Chief Executive Officer, Acting Chief Financial Officer and President of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief.


        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    DRUCKER, INC.

                                    /s/Ronald Xiuru Xie
                                    --------------------------------
                                    Ronald Xiuru Xie, Chief Executive Officer
                                    Acting Chief Financial Officer and President

Dated:  September 11, 2003